Investor Presentation March 2011 Exhibit 99.1 1

2 I. Company Overview II. Industry Update III. Woodbridge Transaction IV. 2010 Results / 2011 Guidance V. Balance Sheet Update Agenda

World-class luxury hotels supported by unique real-estate value
Luxury segment has historically outperformed the overall industry in a recovery
Industry leading asset management capabilities
Management team and members with significant hospitality industry experience
Strategic Hotels Overview
Fairmont Chicago
Lobby and ENO Wine Bar
Four Seasons Punta Mita
Coral Suite
Hotel del Coronado
Beach Village
Highest quality hotel portfolio in the public markets

4 18 hotels and resorts with 7,954 rooms World-Class Hotels in High Barrier to Entry Markets (1) Currently under contract for sale (2) Currently under contract for purchase

Fairmont Chicago Marriott Grosvenor Square
Four Seasons Punta Mita Ritz-Carlton Laguna Niguel
Ritz-Carlton Half Moon Bay
Four Seasons Washington, D.C. Westin St. Francis InterContinental Chicago
Unique and Irreplaceable Hotel Portfolio

Revenue enhancement through market research based programs
Exceptional asset management supported by internally developed operating systems
Aggressive and early cost cutting initiatives implemented in advance of the downturn
Proactively maintaining fixed cost reduction at hotels during recovery phase
Rigorous oversight of brand managers to ensure alignment of interests
Evaluation and implementation of value add ROI projects
Industry Leading Asset Management Capabilities

Notable 2008
capital
projects
Notable 2009
capital
projects
InterContinental Miami – Room and lobby renovation
InterContinental Chicago – Restaurant renovation
Four Seasons Washington, D.C. – ENO wine tasting room
l
Four Seasons Washington, D.C – Retail outlet renovation
Marriott Lincolnshire – Lobby renovation
Westin St. Francis – Michael Mina Steakhouse conversion
l
Four Seasons Washington, D.C. – Lobby renovation, 11-room
expansion, new restaurant, 63-room and suite renovation
Westin St. Francis – Clock Bar
l
Fairmont Chicago – ENO wine tasting room, lobby renovation,
guestroom renovation, new spa and fitness center
Four Seasons Punta Mita – New lobby bar
Ritz-Carlton Half Moon Bay – ENO wine tasting room,
restaurant and lounge renovation, suite renovation
Portfolio Well-Positioned To Enhance Cash Flow Growth
Notable 2010
capital
projects
2011 Planned
Projects

Four Seasons Washington, D.C.
Four Seasons Punta Mita
InterContinental Chicago
Value Enhancement Projects
11.5%
8.5% 15.0%
2010 EBITDA
Description: Bourbon Steakhouse and 11-
room expansion
Two, 5-bedroom suite expansion,
23-room expansion with river pool
ENO wine room
Year of project: 2008-2009 2006-2007 2006
Investment
($mm):
$22.1 $19.7 $1.7
yield (%):

9 I. Company Overview II. Industry Update Agenda

10 U.S. luxury demand vs. GDP growth U.S. Luxury Demand Correlated with GDP Quarterly percentage change to prior year Luxury demand is experiencing a strong rebound as GDP growth returns

Rooms in
construction
2009 2010
% of 2010
supply % change
Luxury 3,725 655 0.6% (82.4%)
Upper-Upscale 11,025 6,633 1.1% (39.8%)
Luxury & Upper-Upscale 14,750 7,288 1.0% (50.6%)
Other 82,552 44,626 1.1% (45.9%)
Total 112,052 59,202 1.2% (46.6%)
Total active
pipeline
2009 2010
% of 2010
supply % change
Luxury 6,556 4,150 3.8% (36.7%)
Upper-Upscale 23,499 14,732 2.4% (37.3%)
Luxury & Upper-Upscale 30,055 18,882 2.6% (37.2%)
Other 371,034 298,461 7.2% (19.6%)
Total 431,144 336,225 6.9% (22.0%)
Source:  Smith Travel Research
Note: Data represents trends within the United States
Project pipeline forecast as of 12/31/10
Supply growth was lower leading into this downturn than past downturns and remains moderate
Projects in planning and under construction have decreased significantly
Less than 1% new luxury supply projected in SHR markets
Quarterly luxury supply YoY % change
(4%)
(2%)
0%
2%
4%
6%
8%
10%
12%
14% YoY % supply growth
1988 – 2010
Average: 4.3%
Favorable Supply Outlook
Minimal supply growth in BEE markets

Source:  Smith Travel Research
Note: Data represents trends within the United States
1 Sustained growth is defined as 3 or more consecutive weeks of RevPAR growth or contraction
Annual % change in RevPAR
Weekly YoY % change in luxury RevPAR
Luxury hotels have experienced prolonged RevPAR growth following past industry downturns
– 1991: 9 consecutive years of annual luxury RevPAR growth totaling 100% or 8% annually
– 2001/2002: 5 consecutive years of annual luxury RevPAR growth totaling 47% or 8% annually
After 96 weeks of sustained negative RevPAR growth, luxury RevPAR has exhibited significant growth since February 20, 2010
1
Luxury Hotels Outperform in a Recovery
Luxury RevPAR growth has remained positive since February

13 $150 $137 $120 $109 $104 $0 $50 $100 $150 $200 BEE¹ LHO HST DRH SHO Full Year 2010 RevPAR Source: Company filings as of 12/31/10 1 North American portfolio #1 in RevPAR in the Public Lodging Sector

14 I. Company Overview II. Industry Update III. Woodbridge Transaction Agenda

Acquisitions
Four Seasons Jackson Hole & Four Seasons Silicon Valley
15.2 million shares of BEE common stock
Agreed share price of $6.25
Implied valuation of $95 million ($293,000 per key)
11x 2011 EBITDA multiple
PIPE (Private Placement in Public Equity)
$50 million gross proceeds
8 million shares of BEE common stock
Agreed share price of $6.25
Proceeds used to pay down revolving credit facility
Match funds investment in Hotel del Coronado restructuring
Agreements
Woodbridge subject to one-year lockup with regard to selling shares
Woodbridge entitled to nominate one director to BEE Board of Directors
Woodbridge Transaction Overview
Four Seasons Jackson Hole
Four Seasons Silicon Valley

- 124 guestrooms, 45 private residences, 12
fractional units
- Full-service 11,685 square foot spa with 16
treatment rooms
- 8,000 square feet of indoor conference space &
4,000 square feet of outdoor space
Four Seasons Jackson Hole
-Located in Teton Village, Wyoming; close proximity to Yellowstone & Teton National Parks
-Estimated to contribute $2.9 million to Comparable EBITDA in last three quarters of 2011
(a) Represents full year 2011 estimate
Historical information provided by Woodbridge

- 200 guestrooms, including 11 suites
- Full-service spa, rooftop lap pool, fitness center &
business center
- 7,650 square feet of indoor conference space &
600 square feet of outdoor meeting space
- Opened in 2006
Four Seasons Silicon Valley
- Located in East Palo Alto, CA in vibrant Silicon Valley market; 10 minutes from Stanford
University
- Estimated to contribute $3.1 million to Comparable EBITDA in last three quarters of 2011
(a) Represents full year 2011 estimate
Historical information provided by Woodbridge

18 I. Company Overview II. Industry Update III. Woodbridge Transaction IV. 2010 Results / 2011 Guidance Agenda

2010 Results
(EBITDA in millions)
(a)
Adjusted for real estate tax refunds and cancellation fees
(b)
Excludes VCP expense of $12.6mm in 2010 and $0.1mm in 2009
Operations
Corporate Results
(b)
EBITDA $120.0 10.0% $132.0
FFO / share ($0.30) n/a $0.05
(a)
(North American Portfolio excl.
Hotel del Coronado)
2009
2010
RevPAR $143 4.7% $150
Total RevPAR $276 4.3% $287
EBITDA Margins  14.9%
200 bps
16.9%

2011 Guidance
(EBITDA in millions)
(a)
2010 results exclude $4.9 mm of real estate tax refunds and no adjustments for cancellation fees
(b)
2010 excludes $12.6 mm of VCP expense; 2011 VCP expense excluded
Operations
Corporate Results
(b)
EBITDA $132.0
2%-14% $135.0-$150.0
FFO / share $0.05 n/a ($0.02)-$0.07
(a)
(North American Portfolio excl.
Hotel del Coronado & Fairmont
Scottsdale Princess)
2010
2011 Guidance
RevPAR $208 7%-9% $223-$227
Total RevPAR $287 7%-9% $307-$313
EBITDA Margins  18.7%
230 - 330 bps
21%-22%

Historical Comparison
Operating performance improving; still substantially below peak
(North America excluding Hotel del Coronado)
$120
$160
$200
$240
$280
60.0%
64.0%
68.0%
72.0%
76.0%
80.0%
2007 2008 2009 2010 2011F
ADR / RevPAR
Occupancy
Occupancy ADR RevPAR

22 I. Company Overview II. Industry Update III. Woodbridge Transaction IV. 2010 Results / 2011 Guidance V. Balance Sheet Update Agenda

05/10: $349mm equity offering and $180mm exchangeable note tender offer
Extended certain property level debt
– 05/10: Westin St. Francis & Fairmont Chicago – $318mm: Extension
until 2017
02/11: Restructured Hotel del Coronado joint venture reducing outstanding debt and maintaining ownership participation
03/11: Raised $145 million in equity and acquired two unencumbered assets
(Four Seasons Jackson Hole & Four Seasons Silicon Valley)
Amended and extended credit facility provides access to liquidity through
March 2012
Recent Balance Sheet Strengthening Initiatives
Sold five hotels:
– 03/11: Paris Marriott Champs Elysees ($54 mm) - Pending
– 12/10: InterContinental Prague (€110.6 mm)
– 12/09: Renaissance Paris Hotel Le Parc Trocodero ($52mm)
– 10/09: Four Seasons Mexico City ($54mm)
– 07/08: Hyatt Regency Phoenix ($96mm)

12/31/09 Actual ($mm)
1
Today ($mm)¹
Debt Maturity Profile Update
$173.5
$0.0
$90.0
$194.8
$124.9
$281.7
$148.9
$358.0
$180.0
$282.8
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2010 2011 2012 2013 2014 2015 2016 2017+
Bank / Life Co. CMBS European Corporate Fairmont Scottsdale Hotel del Coronado
$834.5
$875.1
Significant accomplishments in debt maturity profile; final refinancing stage to be executed in early 2011
Note: Debt shown at pro rata amount of unconsolidated and consolidated joint ventures
(a) Reflects actual 2010 results pro forma for the Woodbridge transaction, Hotel del Coronado recapitalization, and Paris Marriott Champs Elysees disposition.  2010 EBITDA excludes VCP expense.
(b) 2011 EBITDA reflects the midpoint of guidance range and excludes VCP expense.
Net Debt to EBITDA
2009 14.3x
2010 9.3x
2010 PF
(a)
7.9x
2011 PF
(a)(b)
7.4x

25 Stock Price Performance 1/1/2009 – 3/9/2011 High (5/3/10): $6.85 Low (3/16/09): $0.61 2010 Return: 184.4% YTD 2011 Return 14.6%

Increase operating margins
Outperform competitive sets as measured by Smith Travel Research
Refinance 2011 & 2012 maturities
(1)
; engaged Eastdil Secured as debt
placement advisor
Extend / amend Line of Credit; potential execution of new line of credit
Maintain significant liquidity
(1)
Excluding Hyatt Regency LaJolla
2011 Objectives

Except for historical information, the matters discussed in this press release are forward-looking statements subject to certain risks and uncertainties. Actual results could differ materially from the Company's projections and forward-looking statements are not guarantees of future performance. These forward looking statements are identified by looking their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,”
“project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Factors that may contribute to these differences include, but are not limited to the following:
ability to obtain, refinance or restructure debt or comply with covenants contained in our debt facilities; volatility in equity or debt markets; availability of capital; rising interest rates and operating costs; rising insurance premiums; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically, including deterioration of economic conditions and the extent of its effect on business and leisure travel and the lodging industry; ability to dispose of existing properties in a manner consistent with our disposition strategy; delays in construction and development; the failure of closing conditions to be satisfied; risks related to natural disasters; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REITs; and changes in generally accepted accounting principles, policies and guidelines applicable to REITs.  Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.
Disclaimer